OFFICE OF THE U.S. TRUSTEE - REGION 3
                            MONTHLY OPERATING REPORT
                       For the month ended April 30, 1998



Debtor Name:      MobileMedia Corporation et al.

Case Number:      97-174 (PJW)



                                            Document    Previously  Explanation
Required Attachments:                       Attached    Submitted    Attached

1.  Tax Receipts                               ( )         (X)          (X)

2.  Bank Statements                            ( )         ( )          (X)

3.  Most recently filed Income Tax Return      ( )         (X)          ( )

4.  Most recent Annual Financial Statements    ( )         (X)          ( )
    prepared by accountant


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE.


RESPONSIBLE PARTY:



                                            Senior Vice President/Chief Financial Officer
------------------------------------        ---------------------------------------------
SIGNATURE OF RESPONSIBLE PARTY                              TITLE


        David R. Gibson                                  May 29, 1998
------------------------------------        ---------------------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                            DATE

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                                   ATTACHMENT
                       For the month ended April 30, 1998


Debtor Name:      MobileMedia Corporation et al.

Case Number:      97-174 (PJW)



1. Payroll tax filings and payments are made by Automated Data Processing, Inc. (an outside payroll processing company). Evidence of tax payments are available upon request. Previously, the Debtors filed copies of such evidence for the third quarter of 1996 with the US Trustee.

   Please see the Status of Post Petition Taxes attached hereto for the month's activity.


2. The Debtors have 50 bank accounts. In order to minimize costs to the estate, the Debtors have included a GAAP basis Statement of Cash Flows in the Monthly Operating Report. The Statement of Cash Flows replaces the listing of cash receipts and disbursements, copies of the bank statements, and bank account reconciliations.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                             CONDENSED CONSOLIDATED
                             STATEMENT OF OPERATIONS
                       For the month ended April 30, 1998



Debtor Name:      MobileMedia Corporation et al.

Case Number:      97-174 (PJW)




See Statement of Operations for reporting period attached.

HEADNOTES:

These financial statements have not been prepared in accordance with GAAP because Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-lived Assets and for Long-lived Assets, to be Disposed of" ("SFAS 121") has not been applied. Upon the application of SFAS 121, the Company expects to be required to write down the carrying value of its long-lived assets to their fair value. The Company believes the amount of the write-down will be material; however, it is not possible at this time to determine such amount. There could also be additional year end audit adjustments and adjustments to certain other accounts as a result of the Debtors' filing for protection under Chapter 11 of the US Bankruptcy Code on January 30, 1997.

(1) March 1998 Service, Rents & Maintenance Revenue and General & Administrative Expense include the favorable impact of quarter end adjustments to the allowance for doubtful accounts. The adjustments reflect the improvement in the Company's billing and collection processes. Billing reserves recorded against revenue included in Service, Rents & Maintenance Revenue, were $1.0, $(0.8) and $1.7 million, respectively, in April, March and February. Bad debt expense included in General & Administrative expense was $1.1, $(0.8) and $1.6 million, respectively, in April, March and February.


                    MobileMedia Corporation and Subsidiaries
                           Consolidated Statements of
                 Operations For the Months Ended April 30, 1998,
                      March 31, 1998 and February 28, 1998
                                   (Unaudited)
                                 (in thousands)

                                             April            March            February
                                             1998             1998              1998
                                           --------          -------           --------
Paging Revenues
   Service, Rents & Maintenance             $36,251          $37,103(1)        $35,198

Equipment Sales
   Product Sales                              2,823            2,251             2,137
   Cost of Products Sold                      2,186            1,806             1,671
                                           --------          -------          --------
      Equipment Margin                          637              445               466

   Net Revenue                               36,889           37,548            35,664

Operating Expense
   Service, Rents & Maintenance               9,660            9,475             9,615
   Selling                                    5,591            5,483             5,113
   General & Administrative                  12,292            9,979(1)         12,305
                                           --------          -------          --------
   Operating Expense Before Depr. & Amort.   27,543           24,937            27,033

   EBITDA Before Reorganization Costs         9,346           12,612             8,631

   Reorganization Costs                       1,493            1,518             1,444
                                           --------          -------          --------
   EBITDA after Reorganization Costs          7,853           11,093             7,187

Depreciation                                  7,329            7,897             7,770
Amortization                                  8,244            8,245             8,245
                                           --------          -------          --------
   Total Depreciation and Amortization       15,573           16,142            16,015

Operating Loss                               (7,720)          (5,049)           (8,828)

Interest Expense                              4,751            4,913             4,576
Other (Income)Expense                           (49)               0                 0
Taxes                                             0              (83)               42
                                           --------          -------          --------
Net Loss                                   ($12,422)         ($9,878)         ($13,445)
                                           ========          =======          ========


                             See Accompanying Notes.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                      CONDENSED CONSOLIDATED BALANCE SHEET
                       For the month ended April 30, 1998



Debtor Name:      MobileMedia Corporation et al.

Case Number:      97-174 (PJW)




See balance sheet attached.

HEADNOTES:

These financial statements have not been prepared in accordance with GAAP because Statement of Financial Accounting Standards No.121, "Accounting for the Impairment of Long-lived Assets and for Long-lived Assets, to be Disposed of" ("SFAS 121") has not been applied. Upon the application of SFAS 121, the Company expects to be required to write down the carrying value of its long-lived assets to their fair value. The Company believes the amount of the write-down will be material; however, it is not possible at this time to determine such amount. There could also be additional year end audit adjustments and adjustments to certain other accounts as a result of the Debtors' filing for protection under Chapter 11 of the US Bankruptcy Code on January 30, 1997.

(1) Certain balance sheet reclassifications have been made to reflect year end audit adjustments.




                    MobileMedia Corporation and Subsidiaries
                           Consolidated Balance Sheets
           As of April 30, 1998, March 30, 1998 and February 28, 1998
                                   (Unaudited)
                                 (in thousands)

                                                                April            March            February
                                                                 1998             1998            1998 (1)
                                                              ----------       ----------        ----------
Assets:
     Current Assets:
          Cash                                                $   12,435       $   15,608        $    4,701
          Accounts Receivable, Net                                41,019           44,192            47,261
          Inventory                                                  540              461               609
          Prepaid Expenses                                         6,155            4,381             5,072
          Other Current Assets                                     5,210            5,198             5,182
                                                              ----------       ----------        ----------
                  Total Current Assets                            65,359           69,839            62,825

     Noncurrent Assets:
          Property and Equipment, Net                            233,665          238,597           245,385
          Deferred Financing Fees, Net                            21,724           22,028            22,332
          Investment In Net Assets Of Equity Affiliate             1,766            1,766             1,766
          Intangible Assets, Net                                 974,054          982,199           990,411
          Other Assets                                               430              475               495
                                                              ----------       ----------        ----------
                 Total Noncurrent Assets                       1,231,640        1,245,065         1,260,388

          Total Assets                                        $1,296,999       $1,314,904        $1,323,213
                                                              ==========       ==========        ==========

Liabilities and Stockholders' Equity:
     Liabilities Not Subject to Compromise:
          DIP Credit Facility                                 $        0       $        0        $        0
          Accrued Reorganization Costs                             4,836            5,039             5,486
          Accrued Wages, Benefits and Payroll Taxes                9,984           14,974            13,302
          Accounts Payable - Post Petition                         2,436            2,356             1,921
          Accrued Interest (Chase & DIP Facilities )               4,477            4,630             4,280
          Accrued Expenses and Other Current Liabilities          34,534           34,555            35,154
          Advance Billings and Customer Deposits                  34,404           34,600            34,467
                                                              ----------       ----------        ----------
                  Total Liabilities Not Subject To Compromise     90,671           96,154            94,609

     Liabilities Subject to Compromise:
          Accrued Wages, Benefits and Payroll Taxes                3,093            3,093             3,093
          Chase Credit Facility                                  649,000          649,000           649,000
          Notes Payable - 10 1/2%                                174,125          174,125           174,125
          Notes Payable - 9 3/8%                                 250,000          250,000           250,000
          Notes Payable - Yampol                                     986              986               986
          Notes Payable - Dial Page 12 1/4%                        1,570            1,570             1,570
          Accrued Interest On Notes Payable                       20,423           20,423            20,423
          Accounts Payable- Pre Petition                          19,701           19,694            19,694
          Accrued Expenses and Other Current Liabilities          21,518           21,518            21,519
            Pre-Petition
          Other Liabilities                                        4,762            4,769             4,745
                                                              ----------       ----------        ----------
                  Total Liabilities Subject To Compromise      1,145,178        1,145,178         1,145,155

     Deferred Tax Liability                                       72,097           72,097            72,097

     Stockholders' Equity
          Class A Common Stock                                        39               39                39
          Class B Common Stock                                         2                2                 2
          Additional Paid-In Capital                             671,459          671,459           671,459
          Accumulated Deficit - Pre Petition                    (437,127)        (437,127)         (437,127)
          Accumulated Deficit - Post Petition                   (239,198)        (226,776)         (216,899)
                                                              ----------       ----------        ----------
                  Total Stockholders' Equity                      (4,824)           7,598            17,474
          Less:
          Treasury Stock                                          (6,123)          (6,123)           (6,123)
                                                              ----------       ----------        ----------
                  Total Stockholders' Equity                     (10,947)           1,475            11,351

          Total Liabilities and Stockholders' Equity          $1,296,999       $1,314,904        $1,323,213
                                                              ==========       ==========        ==========

                                           See Accompanying Notes

Footnotes to the Financial Statements:

1. These financial statements have not been prepared in accordance with GAAP because Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-lived Assets and for Long-lived Assets, to be Disposed Of" ("SFAS 121") has not been applied. Upon the application of SFAS 121, the Company expects to be required to write down the carrying value of its long-lived assets to their fair value. The Company believes the amount of the write-down will be material; however, it is not possible at this time to determine such amount. There could also be additional year end audit adjustments and adjustments to certain other accounts as a result of the Debtors' filing for protection under Chapter 11 of the US Bankruptcy Code on January 30, 1997.

   In March 1995, the Financial Accounting Standards Board issued SFAS 121, which is effective for financial statements for fiscal years beginning after December 15, 1995. Under certain circumstances, SFAS 121 requires companies to write down the carrying value of long-lived assets recorded in the financial statements to the fair value of such assets. A significant amount of the assets of the Company, which were acquired as a result of the acquisitions of businesses, including the Dial Page and MobileComm acquisitions, were recorded in accordance with principles of purchase accounting at acquisition prices and constitute long-lived assets. The Company has determined, and its independent auditors have concurred, that SFAS 121 is applicable to the Company, and therefore the Company expects to be required to write down the carrying value of its long-lived assets to their fair value. The Company believes the amount of the write down will be material; however, it is not possible at this time to determine such amount. Since the Company cannot comply with SFAS 121 at this time, it is unable to issue audited financial statements in compliance with generally accepted accounting principles. Consequently, the Company will not file its Report on Form 10-K or its other periodic reports under the Securities Exchange Act of 1934, as amended.

2. On January 30, 1997 (the "Filing Date"), MobileMedia Corporation (the "Company"), MobileMedia Communications, Inc. ("MobileMedia Communications") and all seventeen of MobileMedia Communications' subsidiaries (collectively with the Company and MobileMedia Communications, the "Debtors"), filed for protection under Chapter 11 of title 11 of the United States Code (the "Bankruptcy Code"). The Debtors are operating as debtors-in-possession and are subject to the jurisdiction of the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court").


   The Bankruptcy Court has authorized the Debtors to pay certain pre-petition creditors. These permitted pre-petition payments include: (i) employee salary and wages; (ii) certain employee benefits and travel expenses; (iii) certain amounts owing to essential vendors; (iv) trust fund type sales and use taxes;
   (v) trust fund payroll taxes; (vi) property taxes; (vii) customer refunds; and (viii) customer rewards.

   On January 27, 1998, the Company filed its Joint Plan of Reorganization with the Bankruptcy Court. On February 2, 1998, the Company filed its Disclosure Statement with the Bankruptcy Court. The Debtors, the Steering Committee for the Debtors' secured creditors and the Official Committee of Unsecured Creditors agreed to adjourn a hearing concerning the adequacy of information contained in the Disclosure Statement that had been scheduled for April 14, 1998. The Debtors and such Committees are considering certain possible business combinations and standalone scenarios involving the Debtors under a plan of reorganization. There can be no assurance that the parties will reach agreement on a plan of reorganization or that any business combination will be effected.


3. Since the Filing Date, the Debtors have continued to manage their business as debtors-in-possession under sections 1107 and 1108 of the Bankruptcy Code. During the pendency of the Chapter 11 cases, the Bankruptcy Court has jurisdiction over the assets and affairs of the Debtors, and their continued operations are subject to the Bankruptcy Court's protection and supervision. The Debtors have sought, obtained, and are in the process of applying for, various orders from the Bankruptcy Court intended to stabilize and reorganize their business and minimize any disruption caused by the Chapter 11 cases.

4. March 1998 Service, Rents & Maintenance Revenue and General & Administrative Expense include the favorable impact of quarter end adjustments to the allowance for doubtful accounts. The adjustments reflect the improvement in the Company's billing and collection processes. Billing reserves recorded against revenue included in Service, Rents & Maintenance Revenue, were $1.0, $(0.8) and $1.7 million, respectively, in April, March and February. Bad debt expense included in General & Administrative Expense was $1.1, $(0.8) and $1.6 million, respectively, in April, March and February.

5. Certain balance sheet reclassifications were made in February to reflect year end audit adjustments.

6. The Company is one of the largest paging companies in the U.S., with approximately 3.3 million units in service at April 30, 1998, and offers local, regional and national paging services to its subscribers. The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. The Company's business is conducted primarily through the Company's principal operating subsidiary, MobileMedia Communications, and its subsidiaries. The Company markets its services primarily under the "MobileComm" brand name. All significant intercompany accounts and transactions have been eliminated.

7. As previously announced in its September 27, 1996 and October 21, 1996 releases, the Company discovered misrepresentations and other violations which occurred during the licensing process for as many as 400 to 500, or approximately 6% to 7%, of its approximately 8,000 local transmission one-way paging stations. The Company caused an investigation to be conducted by its outside counsel, and a comprehensive report regarding these matters was provided to the FCC in the fall of 1996. In cooperation with the FCC, outside counsel's investigation was expanded to examine all of the Company's paging licenses, and the results of that investigation were submitted to the FCC on November 8, 1996. As part of the cooperative process, the Company also proposed to the FCC that a Consent Order be entered which would result, among other things, in the return of certain local paging authorizations then held by the Company, the dismissal of certain pending applications for paging authorizations, and the voluntary acceptance of a substantial monetary forfeiture.

   On January 13, 1997, the FCC issued a Public Notice relating to the status of certain FCC authorizations held by the Company. Pursuant to the Public Notice, the FCC announced that it had (i) automatically terminated approximately 185 authorizations for paging facilities that were not constructed by the expiration date of their construction permits and remained unconstructed, (ii) dismissed approximately 94 applications for fill-in sites around existing paging stations (which had been filed under the so-called "40-mile rule") as defective because they were predicated upon unconstructed facilities and (iii) automatically terminated approximately 99 other authorizations for paging facilities that were constructed after the expiration date of their construction permits. With respect to the approximately 99 authorizations where the underlying station was untimely constructed, the FCC granted the Company interim operating authority subject to further action by the FCC.

   On April 8, 1997, the FCC adopted an order commencing an administrative hearing into the qualification of the Company to remain a licensee. The order directed an Administrative Law Judge to take evidence and develop a full factual record on directed issues concerning the Company's filing of false forms and applications. The Company was permitted to operate its licensed facilities and provide service to the public during the pendency of the hearing.

   On June 6, 1997, the FCC issued an order staying the hearing proceeding for ten months in order to allow the Company to develop and consummate a plan of reorganization that provides for a change of control of the Company and a permissible transfer of the Company's FCC licenses. The order, which is based on an FCC doctrine known as Second Thursday, provides that if there is a change of control that meets the conditions of Second Thursday, the Company's FCC issues will be resolved by the transfer of the Company's FCC licenses to the new owners of the Company and the hearing will not proceed. The Company believes that a reorganization plan that provides for either a conversion of certain existing debt to equity, in which case existing MobileMedia shares will be substantially diluted or eliminated or a sale of the Company will result in a change of control. The Company has requested that the FCC grant an extension of the order staying the hearing for an additional six months to October 6, 1998. In the event that the Company were unable to consummate a plan of reorganization that satisfies the conditions of Second Thursday, or should the FCC not grant an extension of the stay of the hearing, the Company would be required to proceed with the hearing, which, if adversely determined, could result in the loss of the Company's licenses or substantial monetary fines, or both. Such an outcome would have a material adverse effect on the Company's financial condition and results of operations.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                         CONSOLIDATED STATEMENT OF CASH
                           RECEIPTS AND DISBURSEMENTS
                       For the month ended April 30, 1998



Debtor Name:      MobileMedia Corporation et al.

Case Number:      97-174 (PJW)



The Debtors have 50 bank accounts. In order to minimize costs to the estate, the Debtors have included a GAAP basis Statement of Cash Flows for the reporting period which is attached. The Statement of Cash Flows replaces the listing of cash receipts and disbursements, copies of the bank statements, and bank account reconciliations.

HEADNOTES:

These financial statements have not been prepared in accordance with GAAP because Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-lived Assets and for Long-lived Assets, to be Disposed of" ("SFAS 121") has not been applied. Upon the application of SFAS 121, the Company expects to be required to write down the carrying value of its long-lived assets to their fair value. The Company believes the amount of the write-down will be material; however, it is not possible at this time to determine such amount. There could also be additional year end audit adjustments and adjustments to certain other accounts as a result of the Debtors' filing for protection under Chapter 11 of the US Bankruptcy Code on January 30, 1997.

(1) Certain reclassifications have been made to reflect year end audit adjustments.



                    MobileMedia Corporation and Subsidiaries
                      Consolidated Statements Of Cash Flows
    For The Months Ended April 30, 1998, March 31, 1998 and February 28, 1998

                                   (Unaudited)
                                 (in thousands)

                                                            April          March        February
                                                            1998           1998         1998 (1)
                                                          ---------       -------       --------
Operating Activities
   Net Loss                                               $(12,422)       $(9,878)      $(13,446)
   Adjustments To Reconcile Net Loss To Net Cash
   Provided By (Used In) Operating Activities:
      Depreciation And Amortization                         15,573         16,142         16,015

      Provision For Uncollectible Accounts And Returns       2,128         (1,619)         3,300
      Undistributed Earnings Of Affiliate                        0              0              0
      Deferred Financings Fees, Net                            304            304            304
      Change In Operating Assets and Liabilities:
        Accounts Receivable                                  1,045          4,688           (946)
        Inventory                                              (79)           149            103
        Prepaid Expenses And Other Assets                   (1,842)           662           (145)
        Accounts Payable, Accrued Expenses and Other        (5,483)         1,569           (235)
                                                          --------        --------      --------
Net Cash Provided By (Used In) Operating Activities           (776)        12,017          4,950


Investing Activities
   Construction And Capital Expenditures,
        Including Net Change In Pager Assets                (2,397)        (1,110)        (2,085)
                                                          -------         --------      ---------
Net Cash Used In Investing Activities                       (2,397)        (1,110)        (2,085)


Financing Activities

   Borrowings (Repayments) of DIP Credit Facility                0              0         (3,000)
                                                          --------        --------      ---------
Net Cash Provided By (Used In) Financing Activities              0              0         (3,000)


Net Increase (Decrease) In Cash And Cash Equivalents        (3,173)        10,907           (135)
Cash And Cash Equivalents At Beginning Of Period            15,608          4,701          4,837
                                                           -------        -------        -------
Cash And Cash Equivalents At End Of Period                $ 12,435        $15,608       $  4,701
                                                          ========        ========      ========




                             See Accompanying Notes

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
  STATEMENT OF ACCOUNTS RECEIVABLE AGING AND AGING OF POSTPETITION ACCOUNTS
                                     PAYABLE
                       For the month ended April 30, 1998



Debtor Name:      MobileMedia Corporation et al.

Case Number:      97-174 (PJW)




--------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE              AGING
--------------------------------------------------------------------------------
            $ 26,488,384   0 - 30 days old
          ----------------------------------------------------------------------
              12,374,261  31 - 60 days old
          ----------------------------------------------------------------------
               7,518,269  61 - 90 days old
          ----------------------------------------------------------------------
              17,427,347  91+ days old
          ----------------------------------------------------------------------
              63,808,261  TOTAL TRADE ACCOUNTS RECEIVABLE
          ----------------------------------------------------------------------
             (23,336,482) ALLOWANCE FOR UNCOLLECTIBLE ACCOUNTS
          ----------------------------------------------------------------------
              40,471,779  TRADE ACCOUNTS RECEIVABLE (NET)
          ----------------------------------------------------------------------
                 547,039  OTHER NON-TRADE RECEIVABLES
          ----------------------------------------------------------------------
            $ 41,018,818  ACCOUNTS RECEIVABLE, NET
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
AGING OF POSTPETITION                      ACCOUNTS PAYABLE
--------------------------------------------------------------------------------
                               0-30       31-60    61-90      91+
                               Days       Days      Days     Days      Total
--------------------------------------------------------------------------------
ACCOUNTS PAYABLE           $2,156,573    $279,473      0        0    $2,436,046
--------------------------------------------------------------------------------

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                         STATEMENT OF OPERATIONS, TAXES,
                             INSURANCE AND PERSONNEL
                       For the month ended April 30, 1998

Debtor Name:      MobileMedia Corporation et al.

Case Number:      97-174 (PJW)



--------------------------------------------------------------------------------
STATUS OF POSTPETITION TAXES

--------------------------------------------------------------------------------
                          BEGINNING    AMOUNT               ENDING
                             TAX      WITHHELD    AMOUNT      TAX     DELINQUENT
                          LIABILITY  OR ACCRUED    PAID    LIABILITY    TAXES
--------------------------------------------------------------------------------
FEDERAL
--------------------------------------------------------------------------------
WITHHOLDING             $    9,347  $2,682,074  $2,681,234 $   10,187      $0
--------------------------------------------------------------------------------
FICA-EMPLOYEE               20,688     (20,688)          0          0       0
--------------------------------------------------------------------------------
FICA-EMPLOYER              221,947   2,347,024   2,097,744    471,227       0
--------------------------------------------------------------------------------
UNEMPLOYMENT                11,600      27,792      28,672     10,720       0
--------------------------------------------------------------------------------
INCOME                           0           0           0          0       0
--------------------------------------------------------------------------------
TOTAL FEDERAL TAXES        263,582   5,036,202   4,807,650    492,134       0
--------------------------------------------------------------------------------
STATE AND LOCAL
--------------------------------------------------------------------------------
WITHHOLDING                 18,040     422,879     367,660     73,259       0
--------------------------------------------------------------------------------
SALES                      705,022   1,280,720   1,320,258    665,484       0
--------------------------------------------------------------------------------
UNEMPLOYMENT                57,750     150,290     170,926     37,114       0
--------------------------------------------------------------------------------
REAL PROPERTY            5,162,697     383,695         300  5,546,092       0
--------------------------------------------------------------------------------
OTHER                     (201,011)  1,569,042     673,651    694,380       0
--------------------------------------------------------------------------------
TOTAL STATE  AND LOCAL   5,742,498   3,806,626   2,532,795  7,016,329       0
--------------------------------------------------------------------------------
TOTAL TAXES             $6,006,080  $8,842,828  $7,340,445 $7,508,463      $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     PAYMENTS TO INSIDERS AND PROFESSIONALS
                       For the month ended April 30, 1998
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                                    INSIDERS
---------------------------------------------------------------------------------
                                         Salary/Bonus/  Reimbursable
    Payee Name           Position       Auto Allowance    Expenses      Total
---------------------------------------------------------------------------------
Alvarez & Marsal    Chairman -
Inc. - Joseph A.    Restructuring
Bondi                                      $ 56,196         $4,965    $ 61,161

Boykin, Roberta     Assistant
                    Corporate Counsel        24,600(1)           -      24,600
---------------------------------------------------------------------------------
Burdette, H.        Senior VP Corporate
Stephen             Development and
                    Senior VP
                    Operations              145,462(1)       4,833     150,295
---------------------------------------------------------------------------------
Cross, Andrew       Executive VP Sales
                    and Marketing           171,712(1)       3,925     175,637
---------------------------------------------------------------------------------
Grawert, Ron        Chief Executive
                    Officer                  30,769          6,806      37,575
---------------------------------------------------------------------------------
Gray, Patricia      Secretary/Acting
                    General Counsel          77,785(1)         687      78,471
---------------------------------------------------------------------------------
Gross, Steven       Senior VP
                    Strategic Planning      155,390(1)       5,076     160,466
---------------------------------------------------------------------------------
Hilson, Debra       Assistant Secretary      16,862(1)       3,723      20,585
---------------------------------------------------------------------------------
Hughes, Curtis      Assistant VP Mgmt.
                    Information Systems      47,356(1)         768      48,124
---------------------------------------------------------------------------------
Pascucci, James     Treasurer                38,369(1)       1,630      39,999
---------------------------------------------------------------------------------
Panzella, Vito      VP / Controller          40,346(1)           -      40,346
---------------------------------------------------------------------------------
Witsaman, Mark      Senior VP and
                    Chief Technology
                    Officer                 156,069(1)       2,516     158,585
---------------------------------------------------------------------------------
                                         TOTAL PAYMENTS TO INSIDERS   $995,844
---------------------------------------------------------------------------------


(1)Payments made in April include 1997 management incentive plan payments, which plan was approved by the Bankruptcy Court.

--------------------------------------------------------------------------------
              PAYMENTS TO INSIDERS AND PROFESSIONALS (Continued)
                       For the month ended April 30, 1998
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                  PROFESSIONALS
--------------------------------------------------------------------------------
                                                                     Holdback
                                                                       and
                                   Date of                           Invoice
                                    Court    Invoices    Invoices   Balances
      Name and Relationship       Approval  Received (1)   Paid        Due
--------------------------------------------------------------------------------
1.  Ernst & Young - Auditor, Tax
     and Financial Consultants
     to Debtor                     1/30/97    $      -  $  698,296  $  269,851
--------------------------------------------------------------------------------
2.  Latham & Watkins - Counsel
     to Debtor                     1/30/97      45,974           -      76,293
--------------------------------------------------------------------------------
3.  Alvarez & Marsal Inc.-
     Restructuring Consultant to
     Debtor (2)                    1/30/97     209,135     184,849     608,252
--------------------------------------------------------------------------------
4.  Sidley & Austin - Bankruptcy
     Counsel to Debtor             1/30/97     234,062     544,095     521,051
--------------------------------------------------------------------------------
5.  Young, Conway, Stargate &
     Taylor - Delaware Counsel
     to Debtor                     1/30/97      35,887      11,971      37,908
--------------------------------------------------------------------------------
6.  Wiley, Rein & Fielding - FCC
     Counsel to Debtor             1/30/97      32,323      77,274      75,788
--------------------------------------------------------------------------------
7.  Koteen & Naftalin - FCC
     Counsel to  Debtor            6/11/97           -           -       3,945
--------------------------------------------------------------------------------
8.  Houlihan, Lokey, Howard &
     Zukin - Advisors to the
     Creditors' Committee          6/04/97     161,771     131,771      60,000
--------------------------------------------------------------------------------
9.  Jones, Day, Reavis & Pogue
     Counsel to the Creditors'
     Committee                     4/03/97      34,605      21,349      51,005
--------------------------------------------------------------------------------
10. Morris, Nichols, Arsht &
     Tunnell - Delaware Counsel
     to the Creditors' Committee   4/03/97       3,648       3,216       4,559
--------------------------------------------------------------------------------
11. Paul, Weiss, Rifkind, Wharton
     & Garrison - FCC Counsel to
     the Creditors' Committee      4/25/97         997         732       3,535
--------------------------------------------------------------------------------
12. The Blackstone Group LP -
     Financial Advisors to Debtor  7/10/97           -           -     100,000
--------------------------------------------------------------------------------
13. Gerry, Friend & Sapronov,
     LLP. - Counsel to Debtor     10/27/97      53,185      88,804     111,493
--------------------------------------------------------------------------------
                   TOTAL                      $811,588  $1,762,360  $1,923,679
--------------------------------------------------------------------------------

(1) Excludes invoices for fees and expenses through April 30, 1998 that were received by the Debtors subsequent to April 30, 1998.

(2) Includes fees and expenses for David R. Gibson, Senior Vice President and Chief Financial Officer (effective June 24, 1997).

--------------------------------------------------------------------------------
ADEQUATE PROTECTION PAYMENTS
For the month ended April 30, 1998
--------------------------------------------------------------------------------
                                        SCHEDULED     AMOUNTS
                                         MONTHLY        PAID         TOTAL
                                        PAYMENTS       DURING        UNPAID
NAME OF CREDITOR                           DUE         MONTH      POSTPETITION
--------------------------------------------------------------------------------
The Chase Manhattan Bank - (Interest)  $ 4,455,806   $ 4,455,806*   $       0
--------------------------------------------------------------------------------

* Payment made on 5/1/98.


--------------------------------------------------------------------------------
QUESTIONNAIRE
For the month ended April 30, 1998                                 YES     NO
--------------------------------------------------------------------------------
1.  Have any assets been sold or transferred outside the normal
    course of business this reporting period?                              No
--------------------------------------------------------------------------------
2.  Have any funds been disbursed from any account other than a
    debtor in possession account?                                          No
--------------------------------------------------------------------------------
3.  Are any postpetition receivables (accounts, notes, or
    loans) due from related parties?                                       No
--------------------------------------------------------------------------------
4.  Have any payments been made of prepetition liabilities this
    reporting period?                                              Yes
--------------------------------------------------------------------------------
5.  Have any postpetition loans been received by the debtor
    from any party?                                                        No
--------------------------------------------------------------------------------
6.  Are any postpetition payroll taxes past due?                           No
--------------------------------------------------------------------------------
7.  Are any postpetition state or federal income taxes past due?           No
--------------------------------------------------------------------------------
8.  Are any postpetition real estate taxes past due?                       No
--------------------------------------------------------------------------------
9.  Are any postpetition taxes past due?                                   No
--------------------------------------------------------------------------------
10. Are any amounts owed to postpetition creditors past due?               No
--------------------------------------------------------------------------------
11. Have any prepetition taxes been paid during the reporting
    period?                                                        Yes
--------------------------------------------------------------------------------
12. Are any wage payments past due?                                        No
--------------------------------------------------------------------------------

   If the answer to any of the above questions is "YES", provide a detailed explanation of each item.


Item 4 & 11. The Court has authorized the Debtors to pay certain pre-petition creditors. These permitted pre-petition payments include (i) employee salary and wages; (ii) certain employee benefits and travel expenses; (iii) certain amounts owing to essential vendors; (iv) trust fund type sales and use taxes; (v) trust fund payroll taxes; (vi) property taxes; (vii) customer refunds; and (viii) customer rewards.

Item 5. During 1997, the Debtors drew down $47 million of borrowings and repaid $37 million under the DIP facility with The Chase Manhattan Bank, as agent for the lenders thereunder. During January and February, 1998 the Debtors repaid an additional $10 million. As of April 30, 1998 there were no funded borrowings under the DIP facility and a $0.5 million letter of credit issued in 1997 remained a contingent obligation of the Debtors under the DIP facility.

--------------------------------------------------------------------------------
                                    INSURANCE
                       For the month ended April 30, 1998
--------------------------------------------------------------------------------
     There were no changes in insurance coverage for the reporting period.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                    PERSONNEL
                       For the month ended April 30, 1998
--------------------------------------------------------------------------------
                                                           Full Time  Part Time
--------------------------------------------------------------------------------
1. Total number of employees at beginning of period           3,329        34
--------------------------------------------------------------------------------
2. Number of employees hired during the period                   10        72
--------------------------------------------------------------------------------
3. Number of employees terminated or resigned during the
   period                                                        42        16
--------------------------------------------------------------------------------
4. Total number of employees on payroll at end of period      3,297        90
--------------------------------------------------------------------------------